Exhibit 10.2
DEVELOPMENT AND CLINICAL MANUFACTURING AGREEMENT
      This Development and Clinical Manufacturing Agreement (the “Agreement”) is made as of April 18th, 2005, (the “Effective Date”) between Advancis Pharmaceutical Corporation existing under the laws of United States of America and having an address at 20425 Seneca Meadows Parkway, Germantown, Maryland 20876 (“Advancis”) and Clonmel Healthcare Limited existing under the laws of Ireland and having an address at Waterford Road, Clonmel Co, Tipperary, Ireland (“Clonmel”), each a “Party” and collectively, the “Parties.”
RECITALS
      A. Clonmel operates a multi-client manufacturing facility located at Waterford Road, Clonmel, Co. Tipperary, Clonmel, Ireland (the “Facility”).
      B. Advancis desires to have Clonmel manufacture certain products for certain clinical trials, site specific stability batches, scale-up, process development and validation batches and Clonmel desires to manufacture such products.
      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, Clonmel and Advancis, intending to be legally bound, hereby agree as follows:
AGREEMENT
1.	Definitions
      When used in this Agreement, capitalized terms shall have the meanings as defined below and throughout the Agreement. Unless the context indicates otherwise, the singular shall include the plural and the plural shall include the singular.
      1.1 “Advancis Approved Suppliers” means those suppliers approved by Advancis and as listed in Schedule 4 and as modified from time to time by mutual written agreement of the Parties.

      1.2 “Advancis Intellectual Property Rights” means Intellectual Property Rights made, conceived, developed or reduced to practice during the Term by (a) Advancis or its employees or agents; or (b) by Clonmel or its employees or agents; or (c) jointly by Advancis and Clonmel or their employees or agents; and that relate to Product and/or the manufacture or use thereof and/or Confidential Information of Advancis.
      1.3 “Affiliate” means any person, corporation, company, partnership, joint venture and / or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a party.
      1.4 “Applicable Law(s)” means the laws, rules, and regulations, including any statutes, rules, regulations, or other requirements, that may be in effect from time to time and that apply to the development, manufacture, registration, and marketing of Clinical Materials, Site Specific Stability Batches and Validation Batches in the United States and the European Union and its member states, including any such statutes, rules, regulations, or other requirements of the FDA and the EMEA and/or to the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches at the Facility.
      1.5 “Approved Master Production Record” has the meaning set forth in Section 2.1(c).
      1.6 “Batch” means a specific quantity of Clinical Materials, Site Specific Stability Batches and Validation Batches that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture.
      1.7 “Batch Record” means the production record pertaining to a Batch.
      1.8 “cGMP” means the current Good Manufacturing Practices as contained in 21 CFR Parts 210 and 211 and related regulations as amended from time to time.
      1.9 “Clinical Materials” means Product for administration to patients in clinical trials.

      1.10 “Clonmel Intellectual Property Rights” means any Intellectual Property Rights made, conceived, developed or reduced to practice by Clonmel or its employees or agents on, before or after the Effective Date; and excluding any Advancis Intellectual Property Rights.
      1.11 “Clonmel Operating Documents” means the standard operating procedures, standard manufacturing procedures, protocols, validation documentation, and supporting documentation, such as environmental monitoring, for operation and maintenance of the Facility and Clonmel equipment used in the process of producing Clinical Materials, Site Specific Stability Batches and Validation Batches, excluding any of the foregoing that are unique to the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches, excluding the Process and the Approved Master Production Record.
      1.12 “Competent Authorities” means any national or local agency, authority, department, inspectorate, minister official, parliament or public or statutory person (whether autonomous or not) of any government of any country having jurisdiction over either any of the activities contemplated by this Agreement or over the parties, including the European Commission, The Court of First Instance and the European Court of Justice, the FDA, EMEA or other governmental health authority.
      1.13 “Control” and the correlative meanings “controlled by” and “under common control with” means, for purposes of the definition of Affiliate only, the beneficial ownership, directly or indirectly, of more than 50% of the issued share capital or other comparable equity or ownership interest with respect to a business entity or the legal power to direct or cause direction of the general management and policies of the party in question.
      1.14 “Development and Technology Transfer Plan” means the development and technology transfer plan between the Parties dated as of the date of this Agreement for developing the Process to manufacture Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches attached hereto as Schedule 1 and any amendments thereto that are mutually agreed in writing from time to time by the Parties.
      1.15 “EMEA” means the European Agency for the Evaluation of Medicinal Products or any other successor agency where approval is necessary to market the Product in Europe.

      1.16 “FDA” means the U.S. Food and Drug Administration, and any successor agency thereof.
      1.17 “FCA” has the meaning as such term is defined in the ICC Incoterms, 2000, International Rules for the Interpretation of Trade Terms, ICC Publication No. 560.
      1.18 “Facility” means Clonmel’s production facility at Waterford Road, Clonmel, Co Tipperary.
      1.19 “Facilities Build Out Agreement” shall mean the Facilities Build Out Agreement entered into between the parties on.
      1.20 “Force Majeure” in relation to any Party means any event or circumstance which is beyond the reasonable control of that Party which event or circumstance that Party could not reasonably be expected to have taken into account at the date of this Agreement and which results in or causes the failure of that Party to perform any or all of its obligations under this Agreement including act of God, lighting, fire, storm, flood, earthquake, strike, act of the public enemy, war, terrorist act, blockade, governmental restraint, act of legislature or requirement of governmental authority.
      1.21 “Intellectual Property Rights” means any Patent Right, invention, registered design, design right, copyright, database right, trade mark, service mark, application to register any of the aforementioned rights, trade secrets, confidential information, and all rights in Know-How or equivalent rights recognized in any jurisdiction.
      1.22 “Know-How” means any technical and other information which is not in the public domain, including information comprising or relating to concepts, discoveries, data, formulae, ideas, inventions (whether patentable or not), procedures for experiments and tests and results of research or development, laboratory records, processes including manufacturing processes, specifications and techniques, clinical trial data and information contained in submissions to Competent Authorities.
      1.23 “Manufacturing and Supply Agreement” means the Manufacturing and Supply Agreement to be entered into between the parties.

      1.24 “Latent Defect” has the meaning set forth in Section 3.5.
      1.25 “Master Production Record” means the documentation that contains a detailed description of the Process and any other instructions to be followed by Clonmel in the production of Clinical Materials, Site Specific Stability Batches and Validation Batches.
      1.26 “Material Specifications” means the Materials specifications set forth in Schedule 3 and as modified from time to time by mutual written agreement of the Parties.
      1.27 “Materials” means all raw materials and supplies provided by Advancis and / or an Advancis Approved Supplier to Clonmel to be used in the manufacturing of the Clinical Materials, Site Specific Stability Batches and Validation Batches.
      1.28 “Materials Warranty” means those warranties set forth in Section 3.2.
      1.29 “Patent Rights” means design and utility patent applications and patents (including provisional patent applications), author certificates, inventor certificates, utility certificates, improvement patents and utility models and certificates of addition and all foreign counterparts of them in all countries, including any divisional applications and patents, filings, renewals, continuations, continuations-in-part, patents of addition, extensions (including patent term extensions), reissues, substitutions, confirmations, registrations, revalidation and additions of or to any of them, as well as any supplementary protection certificates and equivalent protection rights in respect of any of them.
      1.30 “Process” means the manufacturing process for Clinical Materials, Site Specific Stability Batches and Validation Batches in accordance with the Approved Master Production Record.
      1.31 “Product” means [***].
      1.32 “Product Specifications” means the finished Product specifications set forth in Schedule 2 and as modified from time to time by mutual written agreement of the Parties.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.33 “Product Warranties” means those warranties set forth in Section 3.1.
      1.34 “Regulatory Approval” means the approval by the FDA to market and sell Product in the United States.
      1.35 “Site Specific Stability Batches” means site specific stability batches of the Product and scale up batches of the Product produced by Clonmel as set out in the Development and Technology Transfer Plan and subsequently put on a formal stability program.
      1.36 “Shipping Documentation” means the documents, including but not limited to certificates of analyses, MSDS and packaging slip summarizing the contents of the shipment as set forth in the Approved Master Production Record.
      1.37 “SOP” means a standard operating procedure.
      1.38 “Term” means the period commencing on the Effective Date and terminating on the date of expiration or termination of this Agreement as set out in Section 9.
      1.39 “Validation Batches” means the validation batches of the Product as set out in the Development and Technology Transfer Plan.
      1.40 “Third Party” means any party other than Clonmel, Advancis or their respective Affiliates.
2.	Development of Manufacturing Process
      2.1 (a) Clonmel and Advancis agree to collaborate and cooperate with each other in developing the Process at the Facility to manufacture Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches, all in accordance with the work outlined in the Development and Technology Transfer Plan and in accordance with the requirements set forth in the Development and Technology Transfer Plan.
      (b) Clonmel and Advancis shall cooperate in the preparation of a Master Production Record. The Master Production Record shall include but not be limited to (i) manufacturing Batch Records including SOPs; (ii) quality control tests; and (iii) Clinical

Materials, Site Specific Stability Batches and Validation Batches packing and shipping instructions. The Master Production Record shall be prepared under the direction of Advancis.
      (c) Upon approval in writing by both Parties of the Master Production Record, the Master Production Record shall become the Approved Master Production Record. The Approved Master Production Record may be modified from time to time by mutual written agreement of the Parties.
      (d) Clonmel shall provide sufficient space within the facility for use as an Analytical Laboratory which will contain all analytical equipment supplied by Advancis. Advancis will supply all analytical equipment listed on Schedule 6 . It is understood that this is all the equipment necessary for both development and commercial operations.
      Clonmel shall provide Advancis and Advancis’ employees and agents access to the Facility only for the purposes of performing activities under the Development and Technology Transfer Plan. Advancis shall have the right to direct and supervise activities of Clonmel employees at the Facility with respect to activities under the Development and Technology Transfer Plan. Advancis shall be provided with an office including telephone and computer connections at the Facility for use by Advancis during the Term.
      (e) Advancis employees working at the Facility shall be and remain employees of Advancis, and shall not become employees or agents of Clonmel at any time, and Advancis shall be solely responsible for the payment of compensation for such Advancis employees (including applicable federal, state and local laws withholding, FICA, pay related social insurance (P.R.S.I.) or similar contributions to the extent applicable, and other payroll taxes, workers’ compensation insurance, health insurance, pension, bonus, and other similar statutory and fringe benefits (the “Employee Benefits”)).
      (f) Advancis hereby agrees to indemnify and hold harmless Clonmel against any claims or demands that may be made by the relevant authorities or any other Third Party in respect of any such Employee Benefits.

      (g) The Process, Product Specifications, Material Specifications, SOPs and any improvements or modifications thereto developed during the Term in relation to the Product and / or Advancis Intellectual Property Rights shall be owned by Advancis and shall be deemed Confidential Information of Advancis and subject to the provisions set forth in Section 6. Advancis is permitted to use (itself or through a third party), the Process and/or the Approved Master Production Record to manufacture Product or to engage a third party as a contract manufacturer of Product.
(h) With respect to work performed under the Development and Technology Transfer Plan by Clonmel, during each shift during which Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches is being manufactured at the Facility, each Clonmel employee assigned to such work shall be dedicated to such work during the entire shift unless otherwise agreed to in writing by Advancis.
(i) With respect to the Materials supplied by Advancis to Clonmel, for use at the Facility pursuant to the Development and Technology Transfer Plan, title and risk of loss of such Materials shall pass to Clonmel on delivery of the Materials at the Facility.
(j) For scale up, process development and Validation Batches, Materials shall be processed through Clonmel’s commercial purchasing and release systems in conjunction with specifications and processes established and/or previously agreed to by Advancis.
(k) [***] shall supply to [***], such quantities of Materials as Clonmel requires for the manufacture and supply of Site Specific Stability Batches and Clinical Materials [***] and, [***] shall obtain from [***] the Materials [***] for manufacture and supply of Validation Batches for Advancis:
a) free from any liens or encumbrances;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b) conforming to Material Specifications and, in all material respects, to Applicable Laws;
c) in sufficient quantities and on time to enable Clonmel to meet Advancis’ requirements;
d) labelled in accordance with Clonmel’s requirements communicated to Advancis and or the Advancis Approved Suppliers, in particular as required pursuant to any Regulatory Approval and so as to permit safe storage and transport;
e) with a certificate of analysis in respect of Material, in a form reasonably acceptable to Clonmel (and Clonmel shall be entitled to rely upon such certificate of analysis without the necessity of performing additional testing).
(l) In the event that there are delays in the supply of any information, data or Materials by Advancis and / or the Advancis Approved Suppliers, or delays by any government agency or authority, in each case, other than those caused by Clonmel, which will [***] affect Clonmel’s ability to manufacture Clinical Materials, Site Specific Stability Batches and / or Validation Batches, the Parties shall agree [***] and amend the Development and Technology Transfer Plan[***].
(m) Subject to Section 2.1(l), Clonmel agrees to use [***] to complete the work set forth in the Development and Technology Transfer Plan in accordance with the Development and Technology Transfer Plan, including the schedules set forth therein. [***].
(n) Clinical Materials and Site Specific Stability Batches manufactured pursuant to this Agreement shall be used by Advancis solely for research and development purposes, including but not limited to stability studies and clinical studies, and not for commercial

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

purposes. Advancis shall have the right to use Validation Batches for any and all purposes in accordance with the terms of the Manufacturing and Supply Agreement.
(o) Where Advancis provides any Materials to Clonmel, or where any Materials are provided to Clonmel by an Advancis Approved Supplier, in each case, with respect to Site Specific Stability Batches and/or Clinical Materials, Advancis shall be responsible for ensuring that all such Materials are provided on time and in accordance with the Material Specifications. Clonmel shall be responsible for ensuring that all Materials for Validation Batches are provided on time and in accordance with Material Specifications.
(p) Prior to the receipt by Clonmel of any Materials provided by Advancis or any Advancis Approved Supplier, in each case, with respect to Site Specific Stability Batches and/or Clinical Materials, Advancis shall supply Clonmel with procedures and warnings necessary to help assure the safe handling and use of the Materials.
(q) In addition to the payments under Section 2.7(c) Advancis shall pay Clonmel for (i) the use of the Facility, (ii) the work performed by or on behalf of Clonmel under the Development and Technology Transfer Plan; and (iii) the Batches of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches manufactured under the Development and Technology Transfer Plan, in each case, in the amounts and at the times set forth in the Development and Technology Transfer Plan. Except for the specific amounts set forth in the Development and Technology Transfer Plan, Advancis shall not be required to make any additional payments unless the amount is authorized by Advancis in advance in writing.
      2.2 Manufacture by Clonmel. Clonmel shall manufacture, package, ship, handle, and provide quality assurance for Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches that are manufactured under this Agreement, as set forth in the Approved Master Production Record and in accordance with cGMP and in all material respects in accordance with Applicable Laws, and to deliver to Advancis the quantities of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches set forth in the Development and Technology Transfer Plan, in accordance with the schedule set forth therein, or any Additional Materials and Batches that Clonmel has agreed to manufacture pursuant to Section 2.7.
      2.3 Packaging and Shipping. Clonmel shall package and label Clinical Materials, Site Specific Stability Batches and Validation Batches for shipment in accordance with the Approved Master Production Record. Clonmel shall deliver Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches FCA (having the meaning and importing the rights and obligations provided in Incoterms 2000) delivered at the Facility to a common carrier for shipment designated by Advancis to Clonmel in writing and risk shall pass accordingly. Advancis shall pay for all shipping costs in connection with each shipment of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches. Each shipment shall be accompanied by the Shipping Documentation. Clonmel shall [***] to deliver each shipment of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches to Advancis on the delivery date for such shipment scheduled in the Development and Technology Transfer Plan. Should Clonmel at any time during the term of this Agreement have reason to believe that it shall be unable to meet a delivery date, Clonmel shall promptly notify Advancis.
      Advancis shall be responsible for ensuring that all storage, shipping, handling and distribution of Product by Advancis and/or any Third Party on behalf of Advancis, including without limitation any agents and sub-contractors of Advancis, is in accordance with, in all material respects, Applicable Laws.
      2.4 The title to any consignment of the Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validity Batches shall pass to Advancis upon delivery to the carrier.
      2.5 Complaints and Clinical Material Recall. Advancis shall notify Clonmel promptly in writing of any complaints from Third Parties reported to Advancis involving any adverse reactions resulting from the use of the Clinical Materials.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      2.6 Records. Clonmel shall maintain accurate records for the production of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches as required by Applicable Laws, including cGMP regulations and shall retain such records for the longer of [***] or the period required by relevant Applicable Law. Clonmel shall retain ownership of Clonmel Operating Documents, and shall make copies thereof available to Advancis upon Advancis’ request. Clonmel Operating Documents shall remain Clonmel Confidential Information. Advancis shall have the right to use, read, audit and reference any of the foregoing in connection with a filing for Regulatory Approval of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches; in connection with the review of manufacturing activities related to preventive maintenance, calibrations, equipment validations, testing, housekeeping, or personnel training, or as otherwise authorized by the Agreement under Section 6. Advancis shall own the Approved Master Production Record and all Batch Records. Clonmel shall be entitled to retain possession of the originals thereof in the files of Clonmel, as Confidential Information of Advancis.
      2.7 Orders for Additional Materials and Batches
      (a) In the event that Advancis desires reasonable quantities of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches in addition to the amount thereof set forth in the Development and Technology Transfer Plan, Advancis shall submit orders to Clonmel specifying the amount of additional Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches (the “Additional Materials and Batches”) and the requested delivery date therefor which shall be mutually agreed to by the Parties. Clonmel shall supply Additional Materials and Batches in accordance with the order. It is expressly understood that Advancis may obtain Clinical Materials, Site Specific Stability Batches and Validation Batches from sources other than Clonmel.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      (b) No term or provision set forth in any order or similar document submitted by Advancis for purposes of ordering Additional Materials and Batches shall be construed to amend or supersede any provision of this Agreement, and any such terms or provisions of any such order are hereby expressly rejected.
      (c) Advancis shall pay Clonmel for such Additional Materials and Batches ordered by Advancis in the amounts set forth in Schedule 5 within [***] days of invoice therefor, which invoice shall be no earlier than date of delivery to the carrier.
3.	Product Warranties; Materials Warranty; Acceptance And Rejection of Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches; Acceptance and Rejection of Materials
3.1	Product Warranties
      (a) Clonmel warrants that any Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches delivered pursuant to this Agreement shall be manufactured in accordance with the Approved Master Production Record shall be manufactured in accordance with cGMP, and shall conform to the Product Specifications therefor.
      (b) The warranties set forth in this Section 3.1 shall not apply to any Clinical Materials, Site Specific Stability Batches, scale-up, process development and Validation Batches which (i) have been tampered with or altered after delivery to Advancis; (ii) have been subject to misuse, negligence or accident after delivery to Advancis; or (iii) have been stored, handled or used after delivery to Advancis in any manner contrary to Applicable Laws.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2	Materials Warranty
      (a) Advancis warrants that any Material delivered pursuant to this Agreement, by or on behalf of Advancis, for the production of Site Specific Stability Batches and/or Clinical Material shall conform in all material respects to the Material Specifications and shall be manufactured in accordance with cGMP.
      (b) Clonmel warrants that any material used for scale-up, process development and the production of Validation Batches shall conform in all material respects to the Material Specifications and shall be manufactured in accordance with cGMP.
3.3	Clonmel General Warranties
      (a) Clonmel represents and warrants to Advancis as of the Effective Date, as follows:
      (i) Clonmel has the right to enter into this Agreement; and
      (ii) there are no agreements between Clonmel and any Third Party that conflict with this Agreement
(the “Clonmel General Warranties”).
3.4	Advancis General Warranties
      (a) Advancis represents and warrants to Clonmel as of the Effective Date, as follows:
      (i) Advancis has the right to enter in this Agreement; and
      (ii) there are no agreements between Advancis and any Third Party that conflict with this Agreement
(the “Advancis General Warranties”).
3.5	Approval of Shipment of Clinical Materials, Site Specific Stability Batches and Validation Batches

      (a) When a shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches is ready for delivery, Clonmel shall notify Advancis and supply Advancis with the required Shipping Documentation. Clonmel shall not ship any shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches until the required Shipping Documentation for such shipment has been approved in writing by Advancis.
      (b) Advancis shall have [***] after receipt of each shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches (such period, the “Acceptance Period”) to review such shipment and test Clinical Materials, Site Specific Stability Batches and / or Validation Batches therein. If Advancis believes that Clinical Materials, Site Specific Stability Batches and / or Validation Batches do not comply with the Product Warranties, then Advancis shall deliver to Clonmel written notice of rejection (the “Rejection Notice”) of such Clinical Materials, Site Specific Stability Batches and / or Validation Batches, stating in reasonable detail the basis for such assertion of non-compliance. Any Clinical Materials, Site Specific Stability Batches and /or Validation Batches not rejected within such [***] period shall be deemed to be accepted by Advancis; provided, however, that Advancis thereafter may send a Rejection Notice for Clinical Materials and/or Site Specific Stability Batches and/or Validation Batches promptly following the discovery of any failure to comply with the Product Warranties if such non-compliance was not reasonably discoverable within such [***] period (each such non-compliance a “Latent Defect”). If a Rejection Notice is received by Clonmel during the Acceptance Period, or thereafter as permitted with respect to Latent Defects. Clonmel and Advancis shall attempt to resolve any dispute regarding the conformity of a shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches with the Product Warranties. If such dispute cannot be settled within 30 days of the submission of the Rejection Notice, then such dispute shall be resolved as set forth in Section 3.7.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      3.6 Approval and Rejection of Materials
      Clonmel shall have [***] after receipt of each shipment of Materials that Advancis is required to supply for production of Site Specific Stability Batches and/or Clinical Materials (such period, the “Materials Acceptance Period”) to review such shipment and test the Materials therein. If Clonmel believes that the Materials do not comply with the Materials Warranty, then Clonmel shall deliver to Advancis written notice of rejection (the “Materials Rejection Notice”) of such Materials, stating in reasonable detail the basis for such assertion of non-compliance. Any Materials not rejected within such [***] period shall be deemed to be accepted by Clonmel. If a Materials Rejection Notice is received by Advancis during the Materials Acceptance Period, Advancis and Clonmel shall attempt to resolve any dispute regarding the conformity of a shipment of the Materials with the Material Warranty. If such dispute cannot be settled within [***] of the submission of the Materials Rejection Notice, then such dispute shall be resolved as set forth in Section 3.8.
      3.7 Disputes Regarding Clinical Materials, Site Specific Stability Batches and / or Validation Batches.
      (a) If Clinical Materials, Site Specific Stability Batches and / or Validation Batches are alleged not to conform with the Product Warranties, then Advancis shall submit a sample of the Batch of the disputed shipment to an independent testing laboratory of recognized repute selected by Advancis and approved by Clonmel (such approval not to be unreasonably withheld) for analysis, under quality assurance approved procedures, of the conformity of such shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches with the Product Warranties. The costs associated with such analysis by such independent testing laboratory shall be paid by the Party whose assessment of the conformity of the shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches with the Product Warranties was

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

mistaken. The determination by the independent testing laboratory, shall be final and binding.
3.8 Disputes Regarding Materials
            (a) If Materials supplied by or on behalf of Advancis pursuant to Section 3.6 are alleged not to conform with Materials Warranty, then Clonmel shall submit a sample of the Material of the disputed shipment to an independent testing laboratory of recognized repute selected by Clonmel and approved by Advancis (such approval not to be unreasonably withheld) for analysis, under quality assurance approved procedures, of the conformity of such shipment of Materials with the applicable Materials Warranty. The costs associated with such analysis by such independent testing laboratory shall be paid by the Party whose assessment of the conformity of the shipment of Materials with the Material Warranty was mistaken. The determination by the independent testing laboratory, shall be final and binding.
      3.9 In the event that the Parties or an independent testing laboratory agree that all or a portion of a shipment of Clinical Materials, Site Specific Stability Batches and / or Validation Batches fails to conform to the Product Warranties, Clonmel shall manufacture for and deliver to Advancis, by expedited means, for no additional costs, sufficient quantities of Clinical Materials, Site Specific Stability Batches and / or Validation Batches to replace the non conforming portion of such shipment of Clinical Materials, Site Specific Stability Batches and Validation Batches, in accordance with the provisions of this Agreement.
      3.10 In the event that the Parties or an independent testing laboratory agree that all or a portion of a shipment of Materials fails to conform to the Materials Warranty, Advancis shall supply to Clonmel, for no additional costs, sufficient quantities of Materials to replace the non conforming portion of such shipment of Materials, in accordance with the provisions of this Agreement.
4.	Regulatory Matters
      4.1 Permits and Approvals. During the Term, Clonmel shall maintain any licences, permits and approvals necessary for the manufacture of Clinical Materials, Site Specific Stability

Batches and Validation Batches in the Facility. Clonmel shall promptly notify Advancis if Clonmel receives notice that any such licence, permit, or approval is or may be revoked or suspended.
      4.2 Inspections by Advancis. Up to [***] during the Term and upon not less than [***] prior written notice, Clonmel shall permit Advancis, or Advancis’s representative, to inspect, at reasonable business hours, the parts of the Facility where the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches is carried out in order to assess Clonmel’s compliance with cGMP and Applicable Laws, and to discuss, subject to Section 6, any related issues with Clonmel’s management personnel.
      4.3 Inspections by Regulatory Agencies. Clonmel shall allow representatives of any regulatory agency to inspect the relevant parts of the Facility where the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches is carried out and to inspect the Approved Master Production Record and Batch Records to verify compliance with cGMP and Applicable Laws and other practices or regulations and shall promptly notify Advancis of the scheduling of any such inspection relating to the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches. Advancis shall have the right to be present during and to participate in any such inspection. Clonmel shall promptly send to Advancis a copy of any reports, citations, or warning letters received by Clonmel in connection with an inspection of a regulatory agency to the extent such documents relate to or affect the manufacture of Clinical Materials, Site Specific Stability Batches and Validation Batches.
      4.4 Advancis shall be fully responsible for designing all clinical protocols and for all other arrangements and directions in relation to all clinical trials in respect of Product.
5.	Financial Terms
      5.1 Invoices. Subject to Sections 2.1(q) and 2.7, during the Term, and within [***] of the end of each month during which permitted charges were incurred under this Agreement, Clonmel shall provide Advancis with an invoice setting forth a detailed account of any such fees,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

expenses, or other payments payable by Advancis under this Agreement for the preceding month. The amounts set forth in each such invoice shall be due and payable within [***] of receipt of such invoice by Advancis.
      5.2 Method of Payment. All invoices issued by Clonmel and all payments made by Advancis hereunder shall be denominated in U.S. Dollars, regardless of the currency in which Clonmel’s third party obligations are denominated. Advancis shall not be required to compensate Clonmel for any currency fluctuations, including any occurring between the date of Clonmel’s invoice and the date of Advancis’ payment.
      5.3 Advancis shall pay all sums payable by them under this Agreement free and clear of all deductions or withholding unless the law requires a deduction or withholding to be made. If a deduction or withholding is so required Advancis shall pay such additional amount as will ensure that the net amount Clonmel receives equals the full amount which it would have received had the deduction or withholding not been required.
      5.4 Any sums payable to Clonmel pursuant to this Agreement or the Development and Technology Transfer Agreement shall be exclusive of VAT.
6.	Confidential Information
      6.1 Definition. “Confidential Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, that has been disclosed by or on behalf of such Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement. Without limiting the foregoing, the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

terms of this Agreement shall be deemed “Confidential Information” and shall be subject to the terms and conditions set forth in this Section 6.
      6.2 Each Party undertakes and agrees in relation to Confidential Information of the other Party:
(a)	to use such Confidential Information only for the purposes envisaged under this Agreement and not to use the same or any part thereof for any other purpose whatsoever;

(b)	to ensure that those of its Affiliates, employees and sub-contractors who are concerned with the carrying out of this Agreement are informed of the secret and confidential nature of it;

(c)	in accordance with Section 6.2 (b) to ensure that those Affiliates, employees and sub-contractors agree to keep such Confidential Information secret and confidential;

(d)	to keep such Confidential Information secret and confidential and not, save as envisaged as part of this Agreement, to disclose or permit to be disclosed the same to any Third Party for any reason without the prior written consent of the disclosing Party.
      6.3 Notwithstanding the foregoing Section 6.2, the obligations of confidence and non-use shall not extend to Confidential Information which:
                        (a) at the time of disclosure is in the public domain; or
                        (b) becomes part of the public domain, by publication or otherwise, through no breach of this Agreement; or
                        (c) at the time of disclosure is already in possession of the Party who received such information, as established by contemporaneous written records; or
                        (d) becomes available to a receiving Party on a non-confidential basis, whether directly or indirectly, from a source other than another Party, which source did not acquire this information on a confidential basis; or

                        (e) is independently developed by a Party without use of or reference to the other Party’s Confidential Information, as established by contemporaneous written records.
      6.4 The Parties agree that the obligations of this Section 6 may cause irreparable injury to a Party and that, in addition to any other remedies that may be available, in law and equity otherwise, each Party shall be entitled to seek injunctive relief against the threatened breach of the provisions of this Section 6, or a continuation of any such breach by any other Party, and other equitable relief to redress such breach.
      6.5 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, for the longer of (i) 15 years from the Effective Date, and (ii) the Term and the 10 years’ period following any expiration or termination of the Agreement, each Party and its Affiliates shall keep completely confidential and shall not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sub-licensees. Neither Party shall use Confidential Information of the other Party except as necessary to perform its obligations or to exercise its rights under this Agreement. Subject to Section 6.6, no announcements or public statement concerning the specific terms of this Agreement shall be made by or on behalf of any Party without the prior written approval of the other Party. The terms of any such announcement shall be agreed in good faith by the Parties.
      6.6 Permitted Disclosures. A Party (the “disclosing Party”) shall be entitled to make an announcement or public statement concerning the existence, subject matter or any term of this Agreement, or to disclose Confidential Information that the disclosing Party is required to make or disclose pursuant to:
(i) a valid order of a court or governmental authority; or
(ii) any other requirement of law or any securities or stock exchange;
provided that if the disclosing Party becomes legally required to make such announcement, public statement or disclosure hereunder, the disclosing Party shall give the other Party reasonable notice of such fact and such other Party shall have been given the opportunity to oppose such disclosure by the disclosing Party subject to the required disclosure by seeking a protective order or other appropriate remedy.

The disclosing Party shall fully co-operate with the other Party in connection with the other Party’s efforts to obtain any protective order or other appropriate remedy.
If any such order or other remedy does not fully preclude announcement, public statement or disclosure, the disclosing Party shall make such announcement, public statement or disclosure only to the extent that the same is legally required.
      A Party shall be entitled to disclose this Agreement and the terms thereof to its attorneys, accountants and advisors or in connection with a proposed merger, sale, consolidation, financing permitted assignment or permitted use of Confidential Information, or similar transactions provided that the disclosing Party makes reasonable efforts to obtain an obligation of confidentiality with respect thereto no less protective than the terms of this Section 6.
      6.7 Publicity. Neither Party shall refer to, display or use the other’s name, corporate style, trade marks or trade names confusingly similar thereto, alone or in conjunction with any other words or names, in any manner or connection whatsoever, including any publication, article, or any form of advertising or publicity.
7.	Intellectual Property
      7.1 Ownership.
            (a) As between the Parties, Advancis shall own all right, title and interest in and to the Advancis Intellectual Property Rights. Clonmel agrees to assign and hereby assigns to Advancis all of Clonmel’s right, title and interest in and to the Advancis Intellectual Property Rights.
            (b) As between the Parties, Clonmel shall retain all right, title and interest in and to the Clonmel Intellectual Property Rights.
      7.2 License Grants.
            Clonmel hereby grants to Advancis a non-exclusive, royalty-free, paid-up, perpetual, non-terminable, worldwide license, with the right to grant sublicenses, to practice any and all Clonmel Intellectual Property Rights embodied in the Product or the

Process to use, make, have made, offer for sale, sell, and import Product, which license shall survive termination of this Agreement.
8.	Disclaimer
      8.1 DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, BOTH PARTIES MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WITH RESPECT TO PRODUCTS, MATERIALS, AND SERVICES PROVIDED UNDER THIS AGREEMENT, AND CLONMEL SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO SUCH PRODUCTS, MATERIALS, OR SERVICES.
9.	Term and Termination
      9.1 Term. The Term of this Agreement shall commence on the Effective Date and shall continue until the later of: (i) 5 years from the Effective Date; or (ii) the date of completion of all Validation Batches; or (iii) completion of the work under the Development and Technology Transfer Plan unless terminated earlier pursuant to the terms of this Agreement.
      9.2 Termination for Material Breach.
      (a) Any failure by a Party to comply with any of its material obligations contained herein shall constitute a material breach (including but not limited to a failure to make a payment pursuant to this Agreement) and in addition to any other remedy available at law or in equity shall entitle the Party not in breach to give to the Party in breach written notice specifying the nature of the breach. Such notice shall require the breaching Party to make good or otherwise cure such breach.
      (b) If such breach is not cured or payment made within [***] after the

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receipt of notice pursuant to Section 9.2 (a) above (or, if such default cannot be cured within such [***] period, and the Party in breach does not commence actions to cure such breach within such period and thereafter diligently continue such actions and cure such breach within [***] after the receipt of such notice, except in the case of a payment default, as to which the breaching Party shall have only a [***] cure period), then the Party not in breach shall be entitled, without prejudice to any of the other rights conferred on it by this Agreement, to terminate this Agreement upon written notice to the other Party.
      9.3 Termination by Insolvency.
      Any Party shall be entitled to terminate this Agreement by written notice to the other Party where the other Party ceases to do business, has a receiver, examiner or similar officer appointed in respect of the whole or any part of its assets or business, makes any composition or arrangement with its creditors, takes or suffers any similar action in consequence of debt or an order or resolution is made for its dissolution or liquidation (in each of the foregoing cases other than for the purpose of solvent amalgamation or reconstruction or reorganization), or any equivalent or similar action or proceeding is taken or suffered in any jurisdiction and the same is not dismissed or discharged within 30 days thereafter.
      9.4 Termination upon termination of the Facilities Build Out Agreement.
      Where Advancis terminates the Facilities Build Out Agreement pursuant to Section 8.2 of that Agreement, Clonmel may terminate this Agreement by written notice with immediate effect.
      9.5 Effects of Termination.
      (a) Accrued Rights. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination. Such termination shall not relieve a Party of obligations that are expressly indicated to survive the termination of this Agreement. For the avoidance of

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

doubt, termination of this Agreement by Advancis (other than due to a material breach of this Agreement by Clonmel) or by Clonmel shall be without prejudice to Clonmel’s right to receive payment of all costs incurred by Clonmel prior to the date of termination. Costs shall mean all costs incurred by Clonmel in carrying out its obligations under this Agreement. In addition, such termination shall be without prejudice to a Party’s right to recover damages with respect to any breach of this Agreement.
            (b) Disposition of Remaining Advancis Confidential Information. Upon termination or expiration of this Agreement, Clonmel shall, upon Advancis’s prior written request, return or destroy any Advancis Confidential Information in the possession or control of Clonmel. Likewise, Advancis shall, upon Clonmel’s prior written request, return or destroy any Clonmel Confidential Information in the possession or control of Advancis. Notwithstanding the foregoing provisions: (i) Clonmel may retain and preserve, at its sole cost and expense, samples and standards of each Clinical Material, Site Specific Stability Batch and Validation Batch following termination or expiration of this Agreement solely for use in determining Clonmel’s rights and obligations hereunder; and (ii) each Party may retain such of the other Party’s Confidential Information as may be required by Applicable Laws, regulations, or guidelines provided that such Confidential Information may not be used for any purpose without the prior written consent of the other Party and provided also that the provisions of Section 6 shall continue to apply to such Confidential Information.
      (c ) Upon termination by Clonmel of this Agreement in accordance with Section 9.4 :
(i) Clinical Materials, Site Specific Stability Batches and/or Validation Batches manufactured prior to termination shall be delivered by Clonmel to Advancis whereupon Advancis shall pay Clonmel in accordance with the terms of this Agreement;
(ii) Clonmel shall have no obligation to complete any work in progress commenced by Clonmel prior to termination and Advancis shall fully and finally release Clonmel from its obligation to develop, manufacture and/or supply Clinical Material, Site Specific Stability Batch, scale up, process development and Validation Batch pursuant to this

Agreement; and
(iii) Materials acquired by Clonmel pursuant to the Development and Technology Transfer Plan and/or Section 2.7 shall be transferred to Advancis and Advancis shall reimburse Clonmel for the acquisition costs thereof incurred by Clonmel.
(iv) Clonmel shall not be liable to Advancis for any breach of this Agreement to the extent that such breach has arisen by reason of a termination of the Facilities Build Out Agreement by Advancis pursuant to Section 8.2 of the Facilities Build Out Agreement.
10.	Indemnification
      10.1 Indemnity by Advancis. Advancis shall indemnify Clonmel and its Affiliates, and their respective directors, officers, employees and agents (the “Clonmel Parties”), and defend and hold each of them harmless, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all Third Party liability suits, investigations, claims or demands (collectively, “Losses”) arising from or occurring as a result of or in connection with (i) a breach of any Advancis General Warranties; (ii) a breach of Materials Warranty by Advancis; (iii) the negligence or wilful misconduct on the part of Advancis, its Affiliates, and their respective directors, officers, employees and agents (the “Advancis Parties”) in performing any activity contemplated by this Agreement; (iv) the design of all clinical protocols in relation to the Product; and / or (v) all clinical trials conducted by Advancis utilising the Clinical Materials, or otherwise in relation to the Products, except for those Losses for which Clonmel has an obligation to indemnify Advancis Parties pursuant to Section 10.2.
      10.2 Indemnity by Clonmel. Clonmel shall indemnify the Advancis Parties, and defend and hold each of them harmless, from and against any and all Losses arising from or occurring as a result of or in connection with (i) a breach of any Clonmel General Warranties; (ii) a breach of the Product Warranties; and /or (iii) the negligence or wilful misconduct on the part of one or more of the Clonmel Parties in performing any activity contemplated by this Agreement, except for those Losses for which Advancis has an obligation to indemnify Clonmel Parties pursuant to Section 10.1.

      10.3 EXCEPT FOR INDEMNIFICATION, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NONE OF THE PARTIES HERETO SHALL BE LIABLE TO ANY OTHER PARTY HERETO BY REASON OF ANY REPRESENTATION OR WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY OF COMMON LAW, OR UNDER THE EXPRESS TERMS OF THIS AGREEMENT, FOR ANY CONSEQUENTIAL, SPECIAL OR INCIDENTAL OR PUNITIVE LOSS OR DAMAGE AND WHETHER OCCASIONED BY THE NEGLIGENCE OF THE RESPECTIVE PARTIES, THEIR EMPLOYEES OR AGENTS OR OTHERWISE.
      10.4 Indemnification Procedure
        (a) Notice of Claim. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (each, an “Indemnitee”) shall be made solely by the applicable Party (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 10.1 or Section 10.2, but in no event shall the Indemnifying Party be liable for any Losses that result from any delay in providing such Indemnification Claim Notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss, to the extent that the nature and amount of such Loss are known at such time. The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses.
              (b) Third Party Claims. The obligations of an Indemnifying Party under this Section 10 with respect to Losses that are subject to indemnification as provided for in Section 10.1 or Section 10.2 (a “Third Party Claim”) shall be governed by and be contingent upon the following additional terms and conditions:
                  (i) At its option, the Indemnifying Party may assume the defence of any Third Party Claim by giving written notice to the Indemnified Party within 30 days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.

                  (ii) Upon assuming the defence of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defence of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defence of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim. Should the Indemnifying Party assume the defence of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defence or settlement of the Third Party Claim.
            (c) Right to Participate in Defence. Without limiting the preceding Section 10.3(b), any Indemnitee shall be entitled to participate in, but not control, the defence of such Third Party Claim and to appoint counsel of its choice for such purpose; provided, however, that such appointment shall be at the Indemnitee’s own expense unless (i) the appointment thereof has been specifically authorized by the Indemnifying Party in writing; or (ii) the Indemnifying Party has failed to assume the defence and appoint counsel in accordance with the preceding Section 10.4(b), in which case the Indemnified Party shall control the defence.
            (d) Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party claim and that shall not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate, and shall transfer to the Indemnified Party all amounts which said Indemnified Party shall be liable to pay prior to the entry of judgment. With respect to all other Losses in connection with a Third Party claim, where the Indemnifying Party has assumed the defence of the Third Party claim in accordance with Section 10.3(b), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be withheld unreasonably). The Indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third Party claim without the prior written consent of the Indemnifying Party.
              (e) Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party claim, the Indemnified Party shall, and shall cause each other Indemnitee to, cooperate in the defence or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
      10.5 Expenses. Except as provided in this Section 10, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a calendar quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
11.	Miscellaneous
      11.1 Independent Contractors. Neither Party is authorized, nor shall undertake, to bind the other Party in any way as agent, partner, joint venturer or otherwise, whether in the name of Clonmel or Advancis or otherwise. Clonmel is an independent contractor of Advancis, and neither Clonmel nor any person or entity employed, contracted, or otherwise utilized by Clonmel for any purposes shall be deemed to be an employee, representative or agent of Advancis.
     11.2 Force Majeure. Neither Party to this Agreement shall be liable for failure or delay in the performance of any of its obligations hereunder if such failure or delay results from Force Majeure, but any such failure or delay shall be remedied by such Party as soon as practicable.
     11.3 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and shall be deemed to have been given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate address and fax numbers set forth below (or to such other addresses and fax numbers as a Party may designate by notice to the other Party):
     If to Clonmel, to:

Clonmel Healthcare Limited
Waterford Road
Clonmel Co.
Tipperary, Ireland
Attention: CEO
Fax:
     and
     If to Advancis, to:

Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, Maryland 20876
Attention: CEO
Fax:
Either Party may change its address for notice by giving notice thereof in the manner set forth in this Section 11.3.

     11.4 Entire Agreement. This Agreement, including the Schedules hereto, the Facilities Build Out Agreement and the Manufacturing and Supply Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof. The “RECITALS”, “DEFINITIONS”, and Schedules hereto are incorporated herein by reference.
     11.5 Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of laws provisions. All suits, disputes, actions, and other legal proceedings (collectively, “Suits”) related to or arising out of this Agreement, will be brought in the Federal District Court of the District of Maryland, or in a state court located in Maryland, as the case may be, which will have the exclusive jurisdiction over such Suits, and to the personal jurisdiction of which Clonmel and Advancis irrevocably submit.
     11.6 Counterparts. This Agreement and any Schedule hereto may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     11.7 Amendments. This Agreement (including any Schedule hereto) may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Parties.
     11.8 Severability. Each provision of this Agreement (and each Schedule hereto) shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. If one or more of the provisions contained in this Agreement (or any Schedule hereto) shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise, so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     11.9 Titles and Subtitles. The titles and subtitles used in this Agreement (including any Schedule hereto) are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement (or any Schedule hereto).
     11.10 Pronouns. Where the context requires, (i) all pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.
     11.11 Assignment. Neither Party shall assign this Agreement (or any Schedule hereto), in whole or in part, without the prior written consent of the other Party, except that, without consent, either Party shall be permitted to assign its rights hereunder to one or more of its Affiliates and each Party shall have the right to assign this Agreement in connection with a merger or consolidation or similar transaction or in connection with the sale or transfer of substantially its entire business or that portion of the business to which this Agreement relates and provided that the assignee agrees to be bound by the terms and conditions of this Agreement. No such assignment shall relieve the assignor of its obligations under this Agreement unless agreed to in writing by the other Party. Any purported assignment not permitted under this Section 11.11 shall be null, void, and of no effect.
     11.12 Waiver. The failure of any Party at any time or times to require performance of any provision of this Agreement (including any Schedule hereto) shall in no manner affect its rights at a later time to enforce the same. No waiver by any Party of the breach of any term contained in this Agreement (including any Schedule hereto), whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement (including any Schedule hereto).
     11.13 Survival. The provisions of this Agreement which are expressed to survive its termination or from their nature or context it is contemplated that they are to survive such termination shall remain in full force and effect notwithstanding the termination of this Agreement. Without limiting the foregoing, the following sections shall survive Sections 1, 2.1(g) and (i); 2.6, 6, 7, 8.1, 10 and 11.

     11.14 Further Assurances. At the request of any of the Parties, the other Party shall execute and perform all such documents, acts and things as may reasonably be required subsequent to the signing of this Agreement for assuring to or vesting in the requesting Party the full benefit of the terms hereof.
     11.15 No Presumption Against Drafter. For purposes of this Agreement, Advancis hereby waives any rule of construction that requires that ambiguities in this Agreement (including any Schedule hereto) be construed against the drafter.
[Remainder of page intentionally left blank. Signatures appear on following page]

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

ADVANCIS PHARMACEUTICAL CORPORATION

By:	/s/ Edward M. Rudnic

Edward M. Rudnic, Ph.D.
Title: Chairman & CEO

CLONMEL HEALTHCARE LIMITED

By:	/s/ Rory O’Riordan

Rory O’Riordan
Title: CEO

SCHEDULE 1
DEVELOPMENT AND TECHNOLOGY TRANSFER PLAN
Technology Transfer Agreement Between Clonmel Healthcare and Advancis Pharmaceutical Corporation for the Development (Feasibility), Site-Specific Manufacture, Process Scale Up and Process Validation of Amoxicillin Pulsatile Products
Advancis Pharmaceutical Corporation and Clonmel Healthcare Ltd have entered into an agreement to transfer the technology into Clonmel Healthcare for the manufacture of the following products:
      Amoxicillin Pulsatile [***]
      Amoxicillin Pulsatile [***]
      Amoxicillin Pulsatile [***]
This agreement will outline the scope of work involved and the resources deemed necessary to effectively carry out the technology transfer operation.
Scope of Technology Transfer Work
I.	Feasibility (development) and Site-Specific Stability Batches.
a.	Feasibility batches for Amoxicillin [***].
                  [***].
            Cost : [***].
b.	Site-Specific Stability Batches
            [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    [***]
            Cost : [***].
II.	Scale-up trials from site-specific batch size to commercial batch size.
      [***]
      Cost: [***].
Note: [***].
III. Process Validation Batches
      [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      Costs: [***].
IV. Raw Materials and Components
a.	Feasibility and Site Specific Study
            [***]
b.	Scale Up Trials
            [***]
c.	Process Validation Batches
            [***]
                  Note: [***]
V.	Finished Product Testing and Intermediate Product Testing
a.	Feasibility and Site Specific Batches
                        [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         [***]
      b. Scale up and Process Validation Batches
         [***]
VI. Equipment support and equipment qualifications for the following:
         [***]
Clonmel will charge Advancis for staff time devoted exclusively to this part of the project so that all the steps above can be completed. To date [***] have committed significant time to the preparation and approval of equipment IQ/OQ documentation. Clonmel will at all times request Advancis to approve all such expenditure.
VII. Compliance Support
[***]
Clonmel will charge Advancis for any Materials and/or equipment that must be purchased exclusively for this project so that all the steps above can be completed. Clonmel will at all times request Advancis to approve all such expenditure before purchase orders are written.
Additional Resources Required at Clonmel Healthcare

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

It is expected that Clonmel Healthcare will require additional resources in order to manage the transfer of these products into the Clonmel site in an efficient and effective manner. It is anticipated that Clonmel will acquire the following resources at key agreed milestones in the project:
1.	A project manager that will co-ordinate all the activities necessary to ensure successful transfer of the pulsatile range of products. This person will liaise closely with key Advancis personnel and will work on a fixed term contract.

2.	Laboratory analysts [***] that will carry out the test method transfers in a timely fashion

3.	Production operatives [***] that will work on the site-specific stability and scale-up Batches. These operatives will be deployed to pulsatile manufacture when necessary.
Clonmel will charge Advancis for the costs of providing these resources. Advancis will at all times be requested to approve all such resources before they are brought on stream. Although Clonmel will charge Advancis for the services of certain personnel, it is intended that Clonmel will train a large group of personnel on relevant aspects of the technology.
Note that these resource requirements are not rigidly fixed but are intended to serve as a guide as to what level of support will be required to facilitate a professional technology transfer process in the time identified. Both parties will work together to ensure that the necessary resources are put in place without incurring unnecessary cost or risk to the project goals.
All invoices will be issued by Clonmel Healthcare in US dollars. Advancis is requested to pay these invoices within [***] so that Clonmel Healthcare can manage the exchange rate risk in a cost effective manner.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2
PRODUCT SPECIFICATIONS

Test	Method	Provisional Acceptance Criteria
[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***].

[***]	[***]	[***]

[***]	[***]	[***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 3
MATERIAL SPECIFICATIONS
(To be finalized within 30 days of Effective Date)

SCHEDULE 4
ADVANCIS APPROVED SUPPLIERS
Excipient List of Vendors for Amoxicillin Tablet and Sprinkle Dose:
[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5
PRICES FOR ADDITIONAL MATERIALS AND BATCHES

SCHEDULE 6
ANALYTICAL EQUIPMENT

Capital Equipment Type	Number of Instruments
[***]	[***]
[***]	[***]
[***]	[***]
OTHER ADVANCIS SUPPLIED EQUIPMENT

Location	APC #	Model #	Serial #	Description	Manufacturer
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.